UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2017
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On April 29, 2017, The Scotts Miracle-Gro Company (the “Company”) received a binding and irrevocable conditional offer (the “Offer”) from Exponent Private Equity LLP (“Exponent”) to purchase its consumer lawn and garden business in certain international jurisdictions (the “International Business”). On July 5, 2017, the Company accepted the Offer and entered into the Share and Business Sale Agreement (the “Agreement”) contemplated by the Offer. The transaction closed on August 31, 2017. Pursuant to the Agreement, Scotts-Sierra Investments LLC, an indirect wholly-owned subsidiary of the Company (“Sierra”) and certain of its direct and indirect subsidiaries, entered into separate stock or asset sale transactions with respect to the consumer lawn and garden businesses located in Australia, Austria, Benelux, Czech Republic, France, Germany, Poland and the United Kingdom. As a result, effective in its fourth quarter of fiscal 2017, the Company will classify its results of operations for all periods presented to reflect the International Business as a discontinued operation.
The Company is furnishing this information to provide historical Non-GAAP financial results reflecting the International Business as a discontinued operation. Attached hereto as Exhibit 99.2 are the following unaudited condensed consolidated selected financial data of the Company:

•	Adjusted and SLS Divestiture adjusted results of operations for the first, second and third quarters of fiscal 2017;

•	Adjusted and SLS Divestiture adjusted annual and quarterly results of operations for fiscal 2016.
This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and other Company filings with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.
On October 18, 2017, the Company issued a news release providing a financial update for fiscal year 2017. The news release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)     Financial statements of businesses acquired:
    Not applicable.
(b)     Pro forma financial information:
    Not applicable.
(c)     Shell company transactions:
    Not applicable.
(d)     Exhibits:

Exhibit No.	Description
99.1	News release issued by The Scotts Miracle-Gro Company on October 18, 2017
99.2	Unaudited Condensed, Consolidated Selected Financial Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	October 18, 2017	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated October 18, 2017
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	News release issued by The Scotts Miracle-Gro Company on October 18, 2017
99.2	Unaudited Condensed, Consolidated Selected Financial Data